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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 28, 2006

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                    1-8846               22-2433361
(State or other jurisdiction of      (Commission            (IRS Employer
       incorporation)                File Number)        Identification Number)

                           2050 40TH AVENUE, SUITE ONE
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)
       Registrant's telephone number, including area code: (772) 794-1414


           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 24, 2006, eCalton.com, inc., a wholly owned subsidiary of Calton, Inc. (the "Company"), entered into an Asset Purchase Agreement pursuant to which it has agreed to sell substantially all of its assets to Bray Web Development, Inc. Gregory A. Bray, the President and a principal of Bray Web Development, Inc. is the current Vice President of Operations of eCalton.com, Inc.

         The purchase price for the assets being sold to Bray Web Development, Inc. is $250,000. Bray Web Development, Inc. will also assume certain specified liabilities of eCalton.com, Inc.

         The Company anticipates that the transaction will close during the week of July 31, 2006. Upon completion of the sale, the Company will no longer be in the business of providing Internet business solutions or website development and design services.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Calton, Inc.
                                           -------------------------------------
                                           (Registrant)


                                       By: /s/ Laura A. Camisa
                                           -------------------------------------
                                           Laura A. Camisa
                                           Chief Financial Officer and Treasurer
Dated: July 28, 2006